Accounts receivable	12 Months Ended
Dec. 31, 2024
Trade and other receivables [abstract]
Accounts receivable	Accounts receivable
Critical accounting estimates and judgments
The Company has adopted the simplified method indicated in IFRS 9, Financial Instruments (“IFRS 9”), to build its allowance for expected credit losses (“ECL”). The Company uses a matrix based on a calculation of collectability rates according to historical accounts receivable. Allowance is made for lifetime expected credit losses as invoices are issued or when accrued revenue is recognized. The amount of allowance initially recognized is based on historical experience, tempered by expected changes in future cash collections, due to, for example, expected improved customer liquidity or more active credit management.
Accounting policies
Accounts receivable-trade balances are non-interest bearing and payment terms are generally under agreements with payment terms typically between 30 and 60 days with payment terms extended up to 180 days. The Company’s customers primarily consist of government-owned or government-funded hospitals, laboratories with low credit risk, and biopharmaceutical companies. The Company has had minimal instances of actual credit losses and believes that this will continue to be the case.
The following table presents the trade receivable, accrued contract revenue, and lease receivable less the expected credit loss (in USD thousands):

	As of December 31,
	2024	2023
Trade receivable	$7,088	$10,259
Accrued contract revenue	742	4,451
Lease receivable	—	28
Allowance for expected credit losses	(394)	(1,181)
Net accounts receivable	$7,436	$13,557
The Company records increases to, reversals of, and write-offs of the allowance for expected credit losses as “Selling and Marketing” expenses within its consolidated statements of loss. The following table provides a rollforward of the allowance for expected credit losses for the year ended December 31, 2024 and 2023, that is deducted from the amortized cost basis of accounts receivable to present the net amount expected to be collected (in USD thousands):

	2024	2023
As of January 1	$1,181	$1,095
Increase	114	1,311
Reversals	(637)	(1,097)
Write-off	(213)	(226)
Currency translation adjustments	(51)	98
As of December 31	$394	$1,181
As of December 31, 2024 and 2023, the Company’s largest customer balance represented 18% and 24% of accounts receivable, respectively. All customer balances that individually exceeded 1% of accounts receivable in aggregate amounted to $5.0 million and $6.7 million as of December 31, 2024 and 2023, respectively.
Accounts receivable includes amounts receivable that relate to leases. The Company is the lessor under finance leases related to the leasing out of DNA sequencing automation equipment. The Company recorded no long-term lease receivables as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, the Company recorded no net lease receivables and less than $0.1 million, respectively.